UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 28, 2004

BALLISTIC RECOVERY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-15318	41-1372079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	300 Airport Road, South St. Paul, MN	55075-3541
	(Address of principal executive offices)	(Zip Code)

(651) 457-7491
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events

On October 28, 2004,  Ballistic Recovery Systems, Inc., a Minnesota corporation (the “Company”)  (Nasdaq:  BRSI) announced that its board of directors had declared a $0.08 per share cash dividend for shareholders of record as of November 8, 2004, payable on November 22, 2004.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)         Not applicable.

(b)         Not applicable.

(c)         Exhibits:

99.1  Press Release dated October 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLISTIC RECOVERY SYSTEMS, INC.
(REGISTRANT)

Date: October 29, 2004	By:	/s/ Robert L. Nelson
Name: Robert L. Nelson
Title: Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 28, 2004.